Exhibit 99 to Form 4 filed on behalf of Edward M.
Giles

Transaction Date 10/12/07:

Giles Family Trust:

Price 	Shares

$25.25   20188

$25.36    1399

$25.40     600

$25.45    6019

$25.47    3881

$25.48     300

$25.50    1061

$25.51    2040

$25.55    4700